UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 26, 2007

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                   0-13150                 04-2735766
         --------                   -------                 ----------
     (State or Other              (Commission             (IRS Employer
      Jurisdiction                File Number)        Identification Number)
     of Incorporation)

   4375 River Green Parkway, Suite 100, Duluth, Georgia        30096
   ----------------------------------------------------        -----
       (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code:  (678) 258-4000
                                                            --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 26, 2007, Concurrent Computer Corporation (the "company") issued a press release containing information about its financial condition and results of operations for its second fiscal 2007 quarter and six months ended December 31, 2006. Included in the press release are (1) the condensed consolidated balance sheets of the company as of December 31, 2006 (unaudited), September 30, 2006 (unaudited) and June 30, 2006, and (2) the company's unaudited condensed consolidated statements of operations for the three and six months ended December 31, 2006 and 2005. A copy of this press release is being furnished as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

          THE FOLLOWING EXHIBIT IS FILED HEREWITH:

EXHIBIT NO.          DESCRIPTION
-----------          -----------

99.1                 Press release of Concurrent Computer Corporation, issued on
                     January 26, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 26, 2007.

CONCURRENT COMPUTER CORPORATION
(Registrant)


By:  /s/ Gregory S. Wilson
    ------------------------------------------
Gregory S. Wilson
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER AND DESCRIPTION
------------------------------

99.1     Press Release of Concurrent Computer Corporation, issued on January 26,
         2007.